Nationwide Life Insurance Company: • Nationwide Variable Account - 7

Prospectus supplement dated March 1, 2007, to
Prospectus dated May 1, 2006

This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.

The Board of Trustees for the STI Classic Variable Trust International Equity Fund and STI Classic Variable Trust Investment Grade Bond Fund voted to liquidate the funds effective April 30, 2007. Upon approval by the shareholders, the aforementioned funds will liquidate effective April 30, 2007. As a result of this liquidation, these funds will no longer be available as investment options in your contract.

Effective as of the close of trading of the New York Stock Exchange on April 30, 2007, any Dollar Cost Averaging, Systematic Withdrawals, Asset Rebalancing or other administrative program that includes transfers of contract value or allocations to the STI Classic Variable Trust International Equity Fund and STI Classic Variable Trust Investment Grade Bond Fund will be updated to allocate contract value to the Gartmore Variable Insurance Trust - Gartmore GVIT Money Market Fund: Class I.